UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 August 28, 2003
                                ----------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                        IMAGING DIAGNOSTIC SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                           Florida 0-26028 22-2671269

(State or Other Jurisdiction of  (Commission File Numbe  (I.R.S. Employer
 Incorporation or Organization)                           Identification Number)

                               6531 NW 18TH COURT
                              PLANTATION, FL 33313
               --------------------------------------------------
                    (Address of principal executive offices)


                                 (954) 581-9800
                    -----------------------------------------
                         (Registrant's telephone number)






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Item 9.  Regulation FD Disclosure


Schering AG of Berlin, Germany announced, through a press release today, that their innovative method for breast cancer detection shows positive results in their clinical phase 1 study. The fluorescent dyes used in the clinical study were used in conjunction with our proprietary Computed Tomography Laser Breast Imaging System (CTLM(R)). A copy of Schering's press release is attached as
Exhibit 99.1 and incorporated by reference.



SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                               IMAGING DIAGNOSTIC SYSTEMS, INC.

Dated August 28, 2003
                                  /s/ Linda B. Grable

                                  By: Linda B. Grable
                                  Chief Executive Officer and
                                  Chairman of the Board

                                  /s/ Allan L. Schwartz
                                  ---------------------
                                  By: Allan L. Schwartz
                                  Executive Vice President
                                  Chief Financial Officer